Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This Eleventh Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 20th day of December, 2018, by and among Gran Tierra Energy International Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), Gran Tierra Energy Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) and the Lenders party hereto.

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent, and Lenders are parties to that certain Credit Agreement dated as of September 18, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement as amended by this Amendment);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain Loans to the Borrower and provided certain other credit accommodations to Borrower;

The parties desire to enter into this Amendment to (i) amend the Senior Secured Leverage Ratio Grid in the definition of Applicable Margin, (ii) extend the Revolving Credit Maturity Date from November 10, 2020 to November 10, 2021, and (iii) make certain other amendments and modifications, in each case upon the terms and conditions set forth herein and in each case to be effective as of the Eleventh Amendment Effective Date (as defined below).

WHEREAS, the Administrative Agent, Borrower and the Lenders have agreed to enter into this Amendment to amend the Credit Agreement as more particularly set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders hereto hereby agree as follows:

Section 1.       Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement and the schedules, annexes and the exhibits to the Credit Agreement and the other Loan Documents are, effective as of the Eleventh Amendment Effective Date, hereby amended in the manner provided in this Section 1.

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1.1     Amendments to Section 1.02.

(a)       Section 1.02 of the Credit Agreement is hereby amended to amend and restate the Senior Secured Leverage Ratio Grid in the definition of “Applicable Margin” as follows:

Senior Secured Leverage Ratio Grid
Senior Secured Leverage Ratio	ABR Loan Margin	Eurodollar Loan Margin	Revolving Credit Commitment Fee Rate
<0.50 to 1.00	0.65%	1.65%	0.4125%
≥0.50 to 1.00, but <1.00 to 1.00	0.95%	1.95%	0.4875%
≥1.00 to 1.00, but <1.50 to 1.00	1.15%	2.15%	0.5375%
≥1.50 to 1.00, but <2.00 to 1.00	1.40%	2.40%	0.6000%
≥2.00 to 1.00, but <2.50 to 1.00	1.90%	2.90%	0.7250%
≥2.50 to 1.00, but <2.75 to 1.00	2.15%	3.15%	0.7875%
≥2.75 to 1.00	2.65%	3.65%	0.9125%

(b)       Section 1.02 of the Credit Agreement is hereby amended to amend and restate the final sentence in the second paragraph in the definition of “Applicable Margin” as follows:

“The Applicable Margin in effect on the Eleventh Amendment Effective Date shall be based on a Senior Secured Leverage Ratio of under 0.50 to 1.00 until the first calculation date following the Eleventh Amendment Effective Date.”

(c)       Section 1.02 of the Credit Agreement is hereby amended to amend clause (d) in the definition of “Investments” by deleting the “.” at the end thereof and inserting the following in lieu thereof:

“, in each case including any of the foregoing that are effected by a Division.”

(d)       Section 1.02 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Division” means, with respect to any Person, a division of or by such Person into two or more Persons pursuant to the laws of the jurisdiction of any such Person’s organization. “Divide” shall have the correlative meaning to Division.

“Eleventh Amendment” means that certain Eleventh Amendment to Credit

Agreement, dated as of the Eleventh Amendment Effective Date, by and among the Borrower, the Parent and the Lenders.

“Eleventh Amendment Effective Date” means December 20, 2018.

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(e)       Section 1.02 of the Credit Agreement is hereby amended to amend and restate the following definition as follows:

“Excluded Subsidiaries” means each of Gran Tierra (PUT-7) Limited, PetroLatina Energy Limited (including PetroLatina Energy PLC Sucursal Columbia), PetroLatina (CA) Limited, Taghmen Argentina Limited, R.L. Petroleum Corp. (including R.L. Petroleum Corp. Sucursal Columbia S.A.), North Riding Inc. (including North Riding Sucursal Columbia) and Petroleos Del Norte S.A.; provided that any of the foregoing Persons shall cease to be Excluded Subsidiaries on the earlier of (a) December 31, 2018 (or such later date as may be acceptable to the Administrative Agent in its sole discretion) to the extent such Person (x) has not been dissolved, (y) has not been placed into (and remains in) a legally binding liquidation, dissolution or winding-up proceeding or action (whether voluntary or involuntary), or (z) has not merged with and into a Credit Party by such date and (b) the date such Excluded Subsidiary (i) acquires or owns material Properties other than (A) Properties it owns as of the Eighth Amendment Effective Date, (B) Properties owned by another Excluded Subsidiary as of the Eighth Amendment Effective Date and transferred to such Excluded Subsidiary by such other Excluded Subsidiary, (C) Equity Interests in, and Debt issued by, other Excluded Subsidiaries and (D) repayments on intercompany debt that was existing on the Eighth Amendment Effective Date and owing to such Excluded Subsidiary (or to another Excluded Subsidiary to whom such debt has been assigned by such Excluded Subsidiary) or (ii) owes Debt to a Person other than a Subsidiary of the Borrower or to another Excluded Subsidiary.

(f)       Section 1.02 of the Credit Agreement is hereby amended to insert “and including any transfer of cash, securities or other Property by Division of such Person” immediately after each instance of “other Property” in the definition of “Restricted Payment”.

(g)       Section 1.02 of the Credit Agreement is hereby amended to insert “November 10, 2021” in place of “November 10, 2020” in the definition of “Revolving Credit Maturity Date”.

(h) Section 1.02 of the Credit Agreement is hereby amended by amending the reference to “Ninth Amendment Effective Date” in the definition of “Guarantor” to read “Eleventh Amendment Effective Date”.

(i)       Schedule 1.02(d) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.02(d) attached hereto.

(j)       Schedule 7.13 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.13 attached hereto.

1.2       Amendment to Section 8.14(a). Section 8.14(a) of the Credit Agreement is hereby amended to insert “by way of a Division or” between “including” and “as a result of such Person becoming a Subsidiary” therein.

1.3       Amendment to Section 7.13. Section 7.13 of the Credit Agreement is hereby amended by changing “Ninth Amendment Effective Date” to “Eleventh Amendment Effective Date”.

1.4       Amendment to Section 9.06. Section 9.06 of the Credit Agreement is hereby amended by changing each instance of “9.05(e)” in clauses (d) and (e) of Section 9.06 to “9.06(e)”.

1.5       Amendment to Section 9.10. Section 9.10 of the Credit Agreement is hereby amended and restated to read as follows:

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“Mergers, Divisions, Etc. The Parent will not, and will not permit any other Credit Party to, merge into or with or consolidate with any other Person (except that any Excluded Subsidiary may merge with or into or consolidate with any Credit Party so long as a Credit Party is the surviving Person), or permit any other Person to merge into or consolidate with it, or Divide, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions and including by Division of such Person) all or substantially all of its Property to any other Person (including by Division of such Person) (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that, so long as no Default then exists, or would exist after giving effect thereto, and both before and after giving effect thereto, each Credit Party is in compliance with Section 8.14 (as if such Credit Party had become a Subsidiary Guarantor as of such date): (a) any Wholly-Owned Subsidiary of the Borrower may participate in a consolidation with the Borrower so long as the Borrower is the surviving Person or transferee, (b) any Subsidiary Guarantor may participate in a consolidation with the Parent so long as the Parent is the surviving Person or transferee, and the Parent shall be in Pro Forma Compliance and subject to the other provisions of this Agreement, including Sections 9.02(j) and 9.03(e) , (c) any Subsidiary Guarantor may participate in a consolidation with any Unrestricted Subsidiary so long as the Subsidiary Guarantor is the surviving Person or transferee, (d) any Subsidiary Guarantor may participate in a consolidation with any other Subsidiary Guarantor; provided that, in the case of clause (d), the surviving Subsidiary Guarantor or transferee (the “Surviving Subsidiary Guarantor”) shall either be organized in (i) the same jurisdiction as the Subsidiary Guarantor that is not the surviving Subsidiary Guarantor or transferee (the “Non-Surviving Subsidiary Guarantor”), (ii) the same jurisdiction as the Surviving Subsidiary Guarantor, (iii) any state of the United States of America or province of Canada, or (iv) such other jurisdiction as approved by the Majority Revolving Credit Lenders, (e) any Credit Party (other than the Borrower) may liquidate, wind up or dissolve if the Parent determines in good faith that such liquidation or dissolution is not materially disadvantageous to the Lenders and all of the assets of such Credit Party are transferred to another Credit Party, and (f) any Subsidiary may Divide if the Persons resulting from such Division comply with Section 8.14 and, if such Subsidiary owns Mortgaged Property, the Persons resulting from such Division shall execute and deliver to the Administrative Agent a reaffirmation of, or amendment and restatement of, the predecessor’s Security Instruments, in form and substance acceptable to the Administrative Agent, to ensure that such proved Oil & Gas Properties remain Mortgaged Property.”

1.6       Amendment to Section 9.11. Section 9.11 of the Credit Agreement is hereby amended to insert the following after “Oil and Gas Properties)” therein:

“, including any transfer pursuant to a Division; provided that, a Division of a Credit Party in accordance with Section 9.05 and Section 9.10, shall not be restricted by this Section 9.11”

Section 2.       Conditions Precedent. This Amendment shall be effective on the date that each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Eleventh Amendment Effective Date”):

2.1       Counterparts. Administrative Agent shall have received from the Lenders, the Parent, the Borrower and Guarantors counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

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2.2       Fees and Expenses. The Borrower shall have paid to the Administrative Agent (a) an extension fee of $375,000 for the benefit of the Lenders based on each Lender’s respective pro rata share of the Revolving Credit Commitments and (b) all other fees and expenses required to be paid by the Borrower under Section 12.03 of the Credit Agreement (other than fees of counsel to the Administrative Agent).

2.3       Corporate Deliverables.

(a)       The Administrative Agent shall have received a certificate of the Secretary, an Assistant Secretary or another officer of each Credit Party (a) setting forth (i) resolutions of its board of directors or other applicable governing body with respect to the authorization of such Credit Party to execute and deliver this Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the directors and/or officers of such Credit Party (y) who are authorized to sign the Loan Documents to which such Credit Party is a party and (z) who will, until removed from the board of directors or replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized directors and/or officers, and (iv) the articles or certificate of incorporation and bylaws or memorandum and articles of association (or other organizational documents) of such Credit Party, certified as being true and complete or (b) certifying that (i) there have been no changes to any of the organizational documents of such Credit Party attached to the prior certificate of such Secretary, Assistant Secretary or other officer of such Credit Party and (ii) the resolutions of such Credit Party attached to such prior certificate remain in full force and effect and authorize the execution and delivery of this Amendment and the other Loan Documents to which such Credit Party is a party and its entry into the transactions contemplated by such documents.

(b)       The Administrative Agent shall have received certificates of the appropriate State agencies (or equivalent authority) and/or certificates of foreign qualification with respect to the existence, qualification and good standing of the Credit Parties.

(c)       The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent certifying that, after giving effect to the transactions contemplated hereby, (i) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Credit Parties, taken as a whole, will exceed the aggregate Debt of the Credit Parties on a consolidated basis, as the Debt becomes absolute and matures, (ii) each of the Credit Parties will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Credit Parties and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (iii) each of the Credit Parties will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

2.4       Representations and Warranties. Each representation and warranty of the Parent and the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on the date hereof after giving effect to the amendments set forth herein, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such specified earlier date.

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2.5       Legal Opinions. The Administrative Agent shall have received an opinion of (i) Gibson, Dunn & Crutcher LLP, special New York and Delaware counsel to the Parent and the other Credit Parties, in form and substance satisfactory to the Administrative Agent, and (ii) Walkers, Cayman Islands legal counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

2.6       Other Deliverables.

(a)       The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Term Loan Commitment and Maximum Credit Amount after giving effect to this Amendment.

(b)       The Administrative Agent shall have received duly executed Security Instruments (including any amendments thereto but excluding amendments to the Colombian Security Documents or new Security Instruments constituting Colombian Security Documents) reflecting updates necessary to perfect the Liens granted in favor of the Administrative Agent in the Collateral to reflect the transactions contemplated by this Amendment, in form and substance acceptable to the Administrative Agent.

2.7       Post-Closing Deliverables

Section 3.       Post-Eleventh Amendment Effective Date Conditions. Promptly, and no later than February 12, 2019 (or such later date as the Administrative Agent may agree in its sole discretion, provided that the Administrative Agent shall not extend the date beyond March 12, 2019 without Majority Lender consent):

(a)       The Administrative Agent shall have received duly executed Colombian Security Documents (including any amendments thereto) reflecting updates necessary to perfect the Liens granted in favor of the Administrative Agent in the Collateral to reflect the transactions contemplated by this Amendment, in form and substance acceptable to the Administrative Agent.

(b)       The Administrative Agent shall have received an opinion of Dentons, special Colombian counsel to the Parent and the other Credit Parties, in form and substance satisfactory to the Administrative Agent.

Notwithstanding anything in the Credit Agreement to the contrary, any breach of this Section 3 shall be an immediate Event of Default.

Section 4. Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, each Credit Party hereby represents and warrants to Lenders and Administrative Agent as follows:

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4.1       Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Credit Parties hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2       Reaffirm Existing Representations and Warranties. Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on the date hereof after giving effect to the amendments set forth herein, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such specified earlier date.

4.3       Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Amendment are within such Credit Party’s organizational powers and have been duly authorized by all necessary corporate and, if required, stockholder or shareholder action (including, without limitation, any action required to be taken by any class of directors of such Credit Party or any other Person, whether interested or disinterested, in order to ensure the due authorization of this Amendment). The execution, delivery and performance by such Credit Party of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Parent, such Credit Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Credit Party or any order of any Governmental Authority, (c) will not violate or result in a default under any Material Document or any indenture, agreement or other instrument binding upon such Credit Party or its Properties, or give rise to a right thereunder to require any payment to be made such Credit Party, and (d) will not result in the creation or imposition of any Lien on any Property of any Credit Party (other than the Liens created by the Loan Documents).

4.4       Validity and Enforceability. This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.5       Acknowledgment of No Defenses. Such Credit Party acknowledges that it has no defense to (a) such Credit Party’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against such Credit Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

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Section 5.       Miscellaneous.

5.1       Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. This Amendment shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as it may be increased pursuant hereto. This Amendment constitutes a Loan Document.

5.2       Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3       Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until each Credit Party, the Administrative Agent and the Lenders have executed a counterpart. Facsimiles or other electronic transmissions (e.g. pdfs) of such executed counterparts shall be effective as originals.

5.4       Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.5       Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.6       Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature pages to follow]

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BORROWER:	gran tierra energy international holdings ltd.

	By:	/s/ Manuel Buitrago
	Name:	Manuel Buitrago
	Title:	President

PARENT:	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
	Name:	Ryan Ellson
	Title:	Chief Financial Officer

Signature Page – Eleventh Amendment

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA,

	By:	/s/ Jorden Davis
	Name:	Jorden Davis
	Title:	Director, International Banking

	By:	/s/ Enrique Lopez
	Name:	Enrique Lopez
	Title:	Vice-President, International Banking

Signature Page – Eleventh Amendment

LENDERS:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ Jorden Davis
	Name:	Jorden Davis
	Title:	Director, International Banking

	By:	/s/ Enrique Lopez
	Name:	Enrique Lopez
	Title:	Vice-President, International Banking

Signature Page – Eleventh Amendment

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page – Eleventh Amendment

HSBC BANK CANADA,
as a Lender

By:	/s/ Duncan Levy	/s/ Jason Lang
Name:	Duncan Levy	Jason Lang
Title:	Director, Banking,	Director, Global
	HSBC Bank Canada	Banking

Signature Page – Eleventh Amendment

EXPORT DEVELOPMENT CANADA,
as a Lender

By:	/s/ Trystan Glynn-Morris
Name:	Trystan Glynn-Morris
Title:	Project Finance Manager
Structured and Project Finance

By:	/s/ Ashley Glen
Name:	Ashley Glen
Title:	Project Finance Manager
Structured and Project Finance

Signature Page – Eleventh Amendment

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Vice President

Signature Page – Eleventh Amendment

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Maria E. Hushovd
Name:	Maria E. Hushovd
Title:	Authorized Signatory

Signature Page – Eleventh Amendment

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Lender

By:	/s/ Ryan Shea
Name:	Ryan Shea
Title:	Director

By:	/s/ Joelle Chatwin
Name:	Joelle Chatwin
Title:	Executive Director

Signature Page – Eleventh Amendment

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents and Security Instruments to which it is a party (including, without limitation, the Guaranty Agreement, dated as of September 18, 2015, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

GRAN TIERRA ENERGY INC.

By:	/s/ Ryan Ellson
Name:	Ryan Ellson
Title:	Chief Financial Officer

GRAN TIERRA ENERGY COLOMBIA, LLC

By:	/s/ Manuel Buitrago
Name:	Manuel Buitrago
Title:	President

GRAN TIERRA RESOURCES LIMITED

By:	/s/ Ryan Ellson
Name:	Ryan Ellson
Title:	Chief Financial Officer

GRAN TIERRA ENERGY CANADA ULC

By:	/s/ Ryan Ellson
Name:	Ryan Ellson
Title:	Chief Financial Officer

GRAN TIERRA ENERGY CAYMAN ISLANDS INC.

By:	/s/ Manuel Buitrago
Name:	Manuel Buitrago
Title:	President

Signature Page to Guarantor Reaffirmation – Eleventh Amendment

PETROLIFERA PETROLEUM (COLOMBIA) LIMITED

By:	/s/ Manuel Buitrago
Name:	Manuel Buitrago
Title:	President

GRAN TIERRA COLOMBIA INC.

By:	/s/ Manuel Buitrago
Name:	Manuel Buitrago
Title:	President

Signature Page to Guarantor Reaffirmation – Eleventh Amendment

SCHEDULE 1.02(d)

Guarantors

Gran Tierra Energy Inc.	Delaware
Gran Tierra Resources Limited	Canada
Gran Tierra Energy International Holdings Ltd.	Cayman Islands
Petrolifera Petroleum (Colombia) Limited	Cayman Islands
Gran Tierra Energy Cayman Islands Inc.	Cayman Islands
Gran Tierra Colombia Inc.	Cayman Islands
Gran Tierra Energy Colombia, LLC.	Cayman Islands
Gran Tierra Energy Canada ULC	Canada

Guarantors that are Excluded Subsidiaries

PetroLatina Energy Limited	United Kingdom
PetroLatina (CA) Limited	United Kingdom
Taghmen Argentina Limited	United Kingdom
R.L. Petroleum Corp.	Panama
North Riding Inc.	Panama
Petroleos Del Norte S.A	Colombia
Gran Tierra (PUT-7) Limited	Cayman Islands

Schedule 1.02(d)

SCHEDULE 7.13

Subsidiaries

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned	Nature of Ownership	Owner
Gran Tierra Resources Limited	Alberta	100%	Shares	Gran Tierra Energy Inc.
Grand Tierra Energy Canada ULC	Alberta	100%	Shares	Gran Tierra Energy Cayman Islands Inc.
Gran Tierra Energy N.V. ULC	Alberta	100%	Shares	Gran Tierra Resources Limited
Vetra Petroamerica P&G Corp.	Barbados	72.5%	Shares	72.5% held by Gran Tierra Colombia Inc. Remainder held by: Vetra Southeast S.L. (not part of GranTierra Group of companies))
Gran Tierra Energy Colombia, LLC	Cayman Islands	100%	Units	Gran Tierra Energy Cayman Islands Inc.
Gran Tierra Energy Colombia Ltd.	Colombia Branch	100%	Branch	Gran Tierra Energy Colombia , LLC
Gran Tierra Energy International Holdings Ltd.	Cayman Islands	100%	Shares	Gran Tierra Resources Limited
Gran Tierra Colombia Inc.	Cayman Islands	100%	Shares	Gran Tierra Energy Cayman Islands Inc.
Gran Tierra Colombia Inc. Sucursal	Colombia Branch	100%	Branch	Gran Tierra Colombia Inc.
Petrolifera Petroleum (Colombia) Limited	Cayman Islands	100%	Shares	Gran Tierra Energy International Holdings Ltd.
Petrolifera Petroleum (Colombia) Limited	Colombia Branch	100%	Branch	Petrolifera Petroleum (Colombia) Limited

Schedule 7.13

Subsidiary	Jurisdiction of Organization	Percentage of Equity Interests Owned	Nature of Ownership	Owner

Gran Tierra Energy Cayman Islands Inc.	Cayman Islands	100%	Shares	Gran Tierra Energy International Holdings Ltd.
Gran Tierra Mexico Holdings 1 LLC	Delaware	100%	Shares	Gran Tierra Energy Inc.
Gran Tierra Mexico Holdings 2 LLC	Delaware	100%	Shares	Gran Tierra Energy Inc.
Gran Tierra Mexico Energy S.A de C.V.	Mexico	100%	Shares	Gran Tierra Energy Mexico Holdings 1 LLC [99.9999986%] and: Gran Tierra Energy Mexico Holdings 2 LLC [0.0000014%]
Southeast Investment Corporation	Panama	67.67%	Shares	67.67% held by Vetra Petroamerica P&G Corp. Remainder held by: Vetra Southeast S.L. (not part of GranTierra Group of companies))
Southeast Investment Corporation Sucursal Colombia	Colombia Branch	100%	Branch	Southeast Investment Corporation
Sunoco Energy Venezuela	Venezuela	100%	Shares	Gran Tierra Colombia Inc.

Schedule 7.13